                                                              Exhibit 99.2

                           WEIRTON STEEL CORPORATION

                                 EXCHANGE OFFER
                               TO HOLDERS OF ITS
                         11 3/8% SENIOR NOTES DUE 2004

                         NOTICE OF GUARANTEED DELIVERY

     As set forth in the Prospectus dated August 9, 1996 (the "Prospectus") of Weirton Steel Corporation ("Issuer") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by Weirton Steel Corporation (the "Issuer") to exchange $125,000,000 in aggregate principal amount of its 11 3/8% Senior Notes due 2004 (the "Exchange Notes") for $125,000,000 in aggregate principal amount of its outstanding 11 3/8% Senior Notes due 2004 that were issued and sold on July 3, 1996 in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Senior Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuer if:
(i) certificates for the Senior Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or letter to the Exchange Agent.

                TO: BANKERS TRUST COMPANY (the "Exchange Agent")

                                 By Facsimile:
                                (615) 315-0139


                           Confirm by telephone to:
                               (615) 835-3572 or
                                (615) 835-3573


                                   By Mail:
                             Bankers Trust Company
                        c/o BT Services Tennessee, Inc.
                       Corporate Trust and Agency Group
                           Reorganization Department
                                P.O. Box 292737
                        Nashville, Tennessee 37229-2737


                          By Hand/Overnight Delivery:
                             Bankers Trust Company
                       Corporate Trust and Agency Group
                           Reorganization Department
                           Receipt & Delivery Window
                       123 Washington Street, 1st Floor
                           New York, New York  10006


             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Senior Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

     The undersigned understands that no withdrawal of a tender of Senior Notes may be made on or after the Expiration Date. The undersigned understands that for a withdrawal of a tender of Senior Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at one of its addresses specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

     The undersigned understands that the exchange of Senior Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) such Senior Notes (or Book-Entry Confirmation of the transfer of such Senior Notes into the Exchange Agent's account at The Depository Trust Company ("DTC")) and (ii) a Letter of Transmittal (or facsimile thereof) with respect to such Senior Notes, properly completed and duly executed, with any required signature guarantees, this Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                            PLEASE SIGN AND COMPLETE


Signature(s) of Registered               Date: _________________________________
Holder(s) or Authorized
Signatory: __________________________    Address: ______________________________
                                         _______________________________________
Name(s) of Registered
Holder(s): __________________________    Area Code and Telephone No.:___________
_____________________________________    _______________________________________
_____________________________________
                                         If Senior Notes will be delivered by
Principal Amount of Senior               book-entry transfer to DTC, check
Notes Tendered: _____________________    the box below:
_____________________________________
                                                         [ ]
Certificate No.(s) of Senior
Notes (if available): _______________
                                         DTC Account No.: ______________________

The Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificate(s) for Senior Notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Senior Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s): _______________________________________________________________________

________________________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                   GUARANTEE
                    (Not To Be Used For Signature Guarantee)

     The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), hereby (i) guarantees that the Exchange Agent will receive, at its address set forth above, within three New York Stock Exchange, Inc., trading days after the date hereof, either the certificates representing the Senior Notes rendered hereby in proper form for transfer or timely confirmation of a book-entry transfer of such Senior Notes into the Exchange Agent's account at The Depository Trust Company (pursuant to the procedure set forth in "The Exchange Offer - How to Tender - Book-Entry Transfer" of the Prospectus) together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, (ii) represents that such tender complies with Rule 14e-4 under the Securities Exchange Act of 1934 ("Rule 14e-4"), to the extent that Rule 14e-4 applies to such tender, and (iii) represents that each holder of Senior Notes on whose behalf this tender is being made is deemed to own the Senior Notes being tendered within the meaning of Rule 14e-4.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal or Agent's Message, and Senior Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm: __________________________________________________________________


Authorized Signature: __________________________________________________________

Title: _________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

                                   (Zip Code)


Area Code and Telephone Number: ________________________________________________

Dated: ___________ , 1996






NOTE: DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.